PREMIER INSURED MUNICIPAL BOND FUND, National Series
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Insured Municipal Bond Fund, National Series. For its semi-annual reporting period ended January 31, 1996, your Series earned a total return, including bond price changes, interest income and capital gain distributions, of 7.36% for Class A shares, 7.17% for Class B shares and, from their inception on December 4, 1995, an aggregate actual total return of 1.46% for Class C shares.* Income dividends, exempt from Federal personal income taxes, of approximately $.326 per share for Class A shares, $.292 per share for Class B shares and $.086 for Class C shares were paid to shareholders.** This is equivalent to a tax-free annualized distribution rate per share of 4.53% for Class A shares, 4.25% for Class B shares and 3.90% for Class C shares.***
THE ECONOMY
    On January 31, the last day of the Series' reporting period, the Federal Reserve Board once again lowered the Federal Funds rate another quarter of a point to 5.25%. The Federal Funds rate is the rate of interest that the nation's banks charge each other for overnight loans and is a key benchmark for all other short-term interest rates. The Federal Reserve also reduced the Discount Rate, the rate that the Fed charges banks for loans, by a quarter of a point to 5.0%. The reduction in interest rates was a continuation of the easing monetary policy of the Fed, a stance that has prevailed since last July.
    Mounting evidence that economic growth has been slowing, combined with favorable inflation reports, indicate that the threat of recession outweighs any near-term worries of a resurgence in price inflation. The Consumer Price Index rose only 2.5% in 1995, the lowest rate in nearly a decade. It also marked the fourth consecutive year that the CPI rose less than 3%. The consumer sector of the economy was of increasing concern to economic policy makers. The consumer sector comprises two-thirds of the nation's economic activity, and retail sales reports in December revealed the worst holiday season since the 1990-91 recession. Personal income growth remains sluggish. The Conference Board, an independent business group, reported that the Board's index of consumer confidence declined sharply in January as consumers worried about Federal budget negotiations and the recent flurry of layoff announcements by major corporations.
    Industrial production is only moderate. Output of the nation's factories crept up 0.1% in December. The annual rate of production slowed to 0.8% in the fourth quarter of 1995, compared with 3.2% for the previous three months. For the full calendar year, output rose 3.2%, little more than half the 5.9% rate in 1994.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. Since last July, the Fed has moved three times to lower interest rates. We believe that if more signs of economic weakness emerge, short-term interest rates may continue to be lowered.
MARKET ENVIRONMENT
    Municipal bonds have enjoyed a dramatic bull market for the past year. In our opinion, the outlook continues to be very favorable, given the sluggish economy, with little threat of inflation. Should these conditions continue, the Federal Reserve Board may lower rates further which would be very positive for the bond markets. It should be noted, however, that the Fed Chairman remarked that he believes the economy is growing at an acceptable pace. The market has taken these remarks to mean that no additional easing is imminent and has reacted by lowering the prices of fixed-income investments. The most positive common element in the various market outlooks for long-term bonds is that inflation continues to be subdued with few notable threats on the horizon.
    The budget stalemate is an additional concern to market participants and has also added to recent volatility. If the President and Congress can reach agreement on the details to achieve a balanced budget, it would be another strong positive for the fixed income markets.
    In addition to lower rates, municipal bond performance during 1995 was helped by the reduction in the supply of new issues. However, the early redemption of outstanding issues remains problematic.
THE PORTFOLIO
    During the reporting period, the portfolio was structured to take advantage of the market rally. We kept an aggressive posture throughout the period, emphasizing current to low coupons with long durations. This was successful as indicated by the returns on your Series. Of course, credit quality remained strong with all issues rated triple-A by both Moody's and Standard & Poor's rating agencies.
    Going forward, we expect to maintain the current structure. With inflation low, the economy sluggish but resilient, and the Federal Reserve Board's outstanding track record to date, we do not envision a dramatic end to the positive environment that has permitted long-term investments to prosper. Therefore, we currently intend to maintain a fully-invested position with strong credit quality during the coming months.
    Our primary task-to earn a high level of current income to the extent consistent with preservation of capital-continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Series and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 15, 1996
New York, N.Y.

* Total return includes the reinvestment of dividends and any capital gains paid, without taking into consideration the initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share at the end of the period in the case of Class B and Class C shares, adjusted for capital gain distributions.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS                                                                             JANUARY 31, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT           VALUE
                                                                                                  __________        __________
CALIFORNIA-20.1%
Bay Area Association, Tax Allocation Revenue (California Redevelopment Agency Pool)
    6%, 12/15/2024 (Insured; CGIC)..........................................                        $250,000        $263,775
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                         200,000         201,516
California Pollution Control Financing Authority, PCR
    (Southern California Edison Co.) 6.40%,12/1/2024 (Insured; AMBAC).......                         400,000         430,388
California Veterans Bonds 6.375%, 2/1/2027 (Insured; AMBAC).................                         1,000,000      1,031,220
Los Angeles, Wastewater System Revenue:
    5.20%, 11/1/2021 (Insured; FGIC)........................................                         200,000         194,048
    Refunding, 5.875%, 6/1/2024 (Insured; MBIA).............................                         200,000         207,352
Redding Redevelopment Agency, Tax Allocation Notes
    5%, 9/1/2023 (Insured; CGIC)............................................                         200,000         188,720
San Marcos Public Facilities Authority, Tax Allocation Revenue, Refunding
    5.50%, 8/1/2023 (Insured; CGIC).........................................                         1,000,000      1,001,830
San Mateo County Joint Powers Financing Authority, LR
    (San Mateo County Health Care Center) 5.75%, 7/15/2022 (Insured; FSA)...                         500,000         512,420
FLORIDA-1.0%
Miami Health Facilities Authority, Health Facility Revenue, Refunding
    (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC).............                         200,000         193,224
ILLINOIS-6.9%
Chicago, Wastewater Transmission Revenue 6.375%, 1/1/2024 (Insured; MBIA)...                         200,000         217,206
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                         200,000         212,832
Chicago O'Hare International Airport, Revenue, Refunding
    5.60%, 11/1/2018 (Insured; MBIA)........................................                         200,000         198,122
Illinois Health Facilities Authority, Revenue:
    (Northwestern Medical Faculty Foundation-Health Care)
      6.625%, 11/15/2025 (Insured; MBIA)....................................                         500,000         555,135
    Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA)                        200,000         212,816
INDIANA-9.5%
Indiana Health Facility Financing Authority, HR:
    (Lutheran Hospital of Indiana, Inc.) 7%, 2/15/2019 (Insured; AMBAC).....                         600,000         662,196
    Refunding (County Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA)                   1,000,000       1,035,880
Lafayette Redevelopment Authority, Redevelopment Lease Rent
    5.95%, 1/1/2020 (Insured; MBIA).........................................                         200,000         208,908
IOWA-1.6%
Clinton, PCR, Refunding (Interstate Power Co. Project)
    6.35%, 12/1/2012 (Insured; AMBAC).......................................                         300,000         328,797

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JANUARY 31, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    _________       _________
MASSACHUSETTS-10.4%

Massachusetts Housing Finance Agency:
    Housing Revenue, Refunding 6.75%, 7/1/2028 (Insured; AMBAC).............                      $  1,000,000     $1,055,820
    SFHR 6.60%, 12/1/2026 (Insured; AMBAC)..................................                         1,000,000      1,044,750
NEVADA-2.1%
Clark County, Passenger Facility Charge Revenue
    (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                       200,000         211,296
Washoe County, Gas & Water Facilities Revenue (Sierra Pacific Power Co.)
    5.90%, 6/1/2023 (Insured; MBIA).........................................                          200,000         207,462
NEW JERSEY-6.5%
New Jersey Economic Development Authority:
    PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA).                          200,000         217,336
    Water Facilities Revenue (New Jersey American Water Co., Inc. Project)
      6.875%, 11/1/2034 (Insured; FGIC).....................................                          500,000         560,655
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.375%, 10/1/2026 (Insured; MBIA).......................................                          500,000         517,075
NEW MEXICO-6.3%
Farmington, PCR, Refunding (Southern California Edison Co.)
    5.875%, 6/1/2023 (Insured; MBIA)........................................                         1,000,000      1,037,720
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC)...................................                         200,000         227,004
NEW YORK-6.4%
New York City Municipal Water Financing Authority, Water and Sewer Systems Revenue
    6.20%, 6/15/2021 (Insured; AMBAC).......................................                         1,000,000      1,062,990
New York State Energy Research and Development Authority, PCR, Refunding
    (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).....                         200,000         215,832
NORTH DAKOTA-1.1%
Grand Forks, Health Care Facilities Revenue (United Hospital Obligated Group)
    6.25%, 12/1/2019 (Insured; MBIA)........................................                         200,000         215,404
OKLAHOMA-2.3%
Oklahoma Industries Authority, HR (Baptist Medical Center)
    7%, 8/15/2014 (Insured; AMBAC)..........................................                         400,000         455,676
SOUTH CAROLINA-1.1%
South Carolina Public Service Authority, Revenue, Refunding
    6.375%, 7/1/2021 (Insured; AMBAC).......................................                         200,000         214,924
TEXAS-3.7%
Austin, Airport Systems Revenue 6.125%, 11/15/2025 (Insured; MBIA)..........                         500,000         530,140

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JANUARY 31, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                      _______       _______
TEXAS (CONTINUED)
Gulf Coast Waste Disposal Authority, Revenue, Refunding
    (Houston Light & Power Co. Project) 6.375%, 4/1/2012 (Insured; MBIA)....                         $ 200,000     $ 217,278
VERMONT-1.3%
Vermont Student Assistance Corp. (Education Loan Revenue Financing Program)
    6.70%, 12/15/2012 (Insured; FSA)........................................                           250,000       264,715
VIRGINIA-10.3%
Virginia Housing Development Authority, Commonwealth Mortgage
    6.45%, 7/1/2028 (Insured; MBIA).........................................                         2,000,000      2,068,820
WASHINGTON-5.4%
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                         1,000,000      1,090,640
U.S. RELATED-4.0%
Commonwealth of Puerto Rico 5.375%, 7/1/2022................................                           600,000       600,984
Puerto Rico Electric Buildings Authority, Guaranteed Public Education & Health
    Facilities, Refunding 5.50%, 7/1/2021 (Insured; FSA)....................                         200,000          201,378
                                                                                                                     ________-
TOTAL MUNICIPAL INVESTMENTS
    (cost $18,729,727)......................................................                                        $20,074,284
                                                                                                                    ===========

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                          Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
LR            Lease Revenue

SUMMARY OF COMBINED RATINGS
                                                                  STANDARD                            PERCENTAGE
FITCH (A)              OR          MOODY'S             OR         & POOR'S                            OF VALUE
____                               _______                        ________                           ____________
AAA                                Aaa                            AAA                                  100.0%
                                                                                                      ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Fitch currently provides creditworthiness information for a limited number of investments.
    (b) At January 31, 1996, 39.8% of the Series' net assets are insured by MBIA and 34.1% are insured by AMBAC.

See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF ASSETS AND LIABILITIES               JANUARY 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $18,729,727)-see statement......................................                                         $20,074,284
    Interest receivable.....................................................                                             245,220
    Prepaid expenses........................................................                                              45,403
                                                                                                                    ____________
                                                                                                                      20,364,907
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                      $  9,439
    Due to Distributor......................................................                         9,040
    Due to Custodian........................................................                        53,149
    Accrued expenses and other liabilities..................................                         31,015              102,643
                                                                                                    _______          ___________
NET ASSETS..................................................................                                         $20,262,264
                                                                                                                    ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $18,917,679
    Accumulated undistributed net realized gain on investments..............                                                  28
    Accumulated gross unrealized appreciation on investments................                                           1,344,557
                                                                                                                    ____________
NET ASSETS at value.........................................................                                         $20,262,264
                                                                                                                    ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                             659,560
                                                                                                                    ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                             829,854
                                                                                                                    ============
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                 75
                                                                                                                    ============
NET ASSET VALUE per share:
    Class A Shares
      ($8,970,735 / 659,560 shares).........................................                                             $13.60
                                                                                                                        ========
    Class B Shares
      ($11,290,508 / 829,854 shares)........................................                                             $13.61
                                                                                                                        ========
    Class C Shares
      ($1,021 / 75 shares)..................................................                                             $13.61
                                                                                                                        ========




See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED JANUARY 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $ 586,762
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  54,155
      Shareholder servicing costs-Note 2(c).................................                         34,197
      Distribution fees-Note 2(b)...........................................                         26,728
      Registration fees.....................................................                         12,335
      Auditing fees.........................................................                         7,794
      Legal fees............................................................                         2,282
      Trustees' fees and expenses-Note 2(d).................................                         1,298
      Custodian fees........................................................                         1,110
      Prospectus and shareholders' reports..................................                           629
      Miscellaneous.........................................................                         8,462
                                                                                                   ________
            TOTAL EXPENSES..................................................                       148,990
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                        14,334
                                                                                                   ________
            NET EXPENSES....................................................                                         134,656
                                                                                                                     ________
            INVESTMENT INCOME-NET...........................................                                         452,106
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                      $  16,219
    Net unrealized appreciation on investments..............................                        908,072
                                                                                                   ________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         924,291
                                                                                                                     ________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $1,376,397
                                                                                                                   ==========



See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED        SIX MONTHS ENDED
                                                                                             JULY 31,          JANUARY 31, 1996
                                                                                               1995              (UNAUDITED)
                                                                                           _____________        _____________
OPERATIONS:
    Investment income-net...................................................                  $ 676,423          $452,106
    Net realized gain on investments........................................                     30,500            16,219
    Net unrealized appreciation on investments for the period...............                    350,233           908,072
                                                                                           _____________      _____________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                  1,057,156         1,376,397
                                                                                           _____________      _____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................                   (344,399)         (219,376)
      Class B shares........................................................                   (332,024)         (232,723)
      Class C shares........................................................                       -                   (7)
    Net realized gain on investments:
      Class A shares........................................................                       -              (20,944)
      Class B shares........................................................                       -              (25,745)
      Class C shares........................................................                       -                   (2)
                                                                                           _____________      _____________
          TOTAL DIVIDENDS...................................................                   (676,423)         (498,797)
                                                                                           _____________      _____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                  6,783,807         1,491,092
      Class B shares........................................................                  6,636,400         1,266,461
      Class C shares........................................................                       -                1,000
    Dividends reinvested:
      Class A shares........................................................                    196,495           142,292
      Class B shares........................................................                    220,212           166,175
      Class C shares........................................................                       -                    9
    Cost of shares redeemed:
      Class A shares........................................................                 (1,446,725)       (1,337,424)
      Class B shares........................................................                   (628,161)         (356,009)
                                                                                           _____________      _____________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                 11,762,028         1,373,596
                                                                                           _____________      _____________
            TOTAL INCREASE IN NET ASSETS....................................                 12,142,761         2,251,196
NET ASSETS:
    Beginning of period.....................................................                  5,868,307        18,011,068
                                                                                           _____________      _____________
    End of period...........................................................                $18,011,068       $20,262,264
                                                                                           =============      =============

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                            SHARES
                                  __________________________________________________________________________________________
                                                   CLASS A                           CLASS B                      CLASS C
                                  ___________________________________     _______________________________       ___________
                                     YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      PERIOD ENDED
                                       JULY 31,    JANUARY 31, 1996       JULY 31,      JANUARY 31, 1996      JANUARY 31, 1996
                                        1995         (UNAUDITED)            1995           (UNAUDITED)          (UNAUDITED)*
                                      _______         __________          _______           __________           __________
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold..........             542,334          113,170             522,906            95,930                 74
    Shares issued for
      dividends reinvested             15,476           10,619              17,318            12,402                  1
    Shares redeemed......            (117,090)        (100,076)            (49,943)          (26,853)                 -
                                      _______         __________          _______           __________           __________
      NET INCREASE
          IN SHARES
          OUTSTANDING....             440,720             23,713           490,281            81,479                  75
                                     =========        ===========         =========          =========             =========
*  From December 4, 1995 (commencement of initial offering) to January 31, 1996.
See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                CLASS A SHARES                         CLASS B SHARES              CLASS C SHARES
                                     ____________________________________  ____________________________________    _____________
                                     YEAR ENDED JULY 31, SIX MONTHS ENDED  YEAR ENDED JULY 31,  SIX MONTHS ENDED   PERIOD ENDED
                                                         JANUARY 31, 1996                       JANUARY 31, 1996 JANUARY 31, 1996
                                     ------------------- ----------------  -------------------- ---------------- ----------------
PER SHARE DATA:                        1994(1)    1995      (UNAUDITED)     1994(1)    1995        (UNAUDITED)     (UNAUDITED)(2)
                                        ______   ______      _________      ______    ______       ___________     _____________
    Net asset value, beginning
    of period......                    $12.50    $12.94       $13.01        $12.50    $12.95        $13.01             $13.53
                                        ______   ______      _________      ______    ______       ___________     _____________
    INVESTMENT OPERATIONS:
    Investment income-net........         .18       .77          .33           .16       .71           .29                .09
    Net realized and unrealized
     gain on investments........          .44       .07          .62           .45       .06           .63                .11
                                        ______   ______      _________      ______    ______       ___________     _____________
      TOTAL FROM INVESTMENT OPERATIONS    .62       .84          .95           .61       .77           .92                .20
                                        ______   ______      _________      ______    ______       ___________     _____________
    DISTRIBUTIONS:
    Dividends from investment
     income-net......                    (.18)     (.77)        (.33)         (.16)     (.71)         (.29)              (.09)
    Dividends from net realized gain
      on investments..........            -         -           (.03)          -          -           (.03)              (.03)
                                        ______   ______      _________      ______    ______       ___________     _____________
      TOTAL DISTRIBUTIONS.....           (.18)     (.77)        (.36)         (.16)     (.71)         (.32)              (.12)
                                        ______   ______      _________      ______    ______       ___________     _____________
    Net asset value, end of period..   $12.94    $13.01       $13.60        $12.95    $13.01        $13.61             $13.61
                                       =======   =======      =======       ======    ======       ========           ========
TOTAL INVESTMENT RETURN (3)...           4.99%(4)  6.86%       14.60%(5)      4.94%(4)  6.24%        14.22%(5)           9.03%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
    net assets...                          -        .08%        1.09%(5)       .50%(5)   .59%         1.60%(5)           2.19%(5)
    Ratio of net investment income
     to average net assets.........      5.44%(5)  6.02%        4.86%(5)      4.90%(5)  5.51%         4.34%(5)           3.95%(5)
    Decrease reflected in above
     expense ratios due to
      undertakings by the Manager
     (limited to the
      expense limitation provision
      of the management agreement)...    2.50%(5)  1.25%         .14%(5)      2.50%(5)  1.27%          .14%(5)            -
    Portfolio Turnover Rate......         -        9.17%        2.62%(4)          -     9.17%         2.62%(4)           2.62%(4)
    Net Assets, end of period
    (000's Omitted).                    $2,525    $8,272        $8,971        $3,343    $9,739        $11,290            $1
(1)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)    From December 4, 1995 (commencement of initial offering) to January 31, 1996.
(3)    Exclusive of sales load.
(4)    Not annualized.
(5)    Annualized.
See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series including the National Series (the "Series"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank. N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund shares. The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1995 through September 27, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken from September 28, 1995 through July 31, 1996, to reduce the management fee paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $14,334 for the six months ended January 31, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $1,517 for the period from December 1, 1995 through January 31, 1996.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. For the period ended January 31, 1996, $26,727 was charged to the Series for the Class B shares and $1 was charged to the Series for the Class C shares.

PREMIER INSURED MUNICIPAL BOND FUND, National Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended January 31, 1996, $11,252, $13,363 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended January 31, 1996 amounted to $3,014,000 and $501,250, respectively.
    At January 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER INSURED MUNICIPAL BOND FUND, National Series
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, NATIONAL SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, National Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of January 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended January 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended July 31, 1995 and financial highlights for each of the two years in the period ended July 31, 1995 and in our report dated September 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst & Young signature logo]

New York, New York
March 8, 1996

[Dreyfus lion "d" logo]
PREMIER INSURED MUNICIPAL
BOND FUND, NATIONAL SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                    128/376/601SA961
[Dreyfus logo]
Semi-Annual Report
Premier Insured
Municipal Bond Fund


National Series
January 31, 1996